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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) July 21, 2004
                                                          -------------


                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-30483                57-1094236
          --------                      ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)

                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      (a)   Not Applicable.
      (b)   Not Applicable.
      (c)   The following Exhibit is included with this Report:

      Exhibit No.       Description
      -----------       -----------
      99.1              Notice sent to directors and executive officers of
                        DutchFork Bancshares, Inc. on July 21, 2004

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
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         PLANS.
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      This Form 8-K is being filed to comply with the Securities and Exchange
Commission requirement that notice of a covered blackout period under the Employer Stock Fund of the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan be given to our directors and executive officers and also be furnished to the Securities and Exchange Commission under cover of Form 8-K. The notice, which is being sent to those persons on July 21, 2004 is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DUTCHFORK BANCSHARES, INC.


Dated: July 21, 2004                  By: /s/ J. Thomas Johnson
                                          -------------------------------------
                                          J. Thomas Johnson
                                          President and Chief Executive Officer